Carnival Corporation & Plc Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2010
Net income	$ 1,298	$ 1,912	$ 1,978
Items Included in Other Comprehensive Income (Loss)
Change in foreign currency translation adjustment	25	(24)	(664)
Other	(23)	69	(52)
Other Comprehensive Income (Loss)	2	45	(716)
Total Comprehensive Income	$ 1,300	$ 1,957	$ 1,262